                                                                      Exhibit 24

                             POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1999.


                                               /s/ Roger G. Ackerman
                                              ----------------------------------
                                                      Roger G. Ackerman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.



                                               /s/ James R. Barker
                                              ----------------------------------
                                                        James R. Barker

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 1999.



                                               /s/ J. L. Broadhead
                                              ----------------------------------
                                                      James L. Broadhead

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1999.


                                               /s/ William F. Craig
                                              ----------------------------------
                                                       William F. Craig

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confimn all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1999.


                                               /s/ Gerald Grinstein
                                              ----------------------------------
                                                        Gerald Grinstein

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.


                                               /s/ R. M. Gross
                                              ----------------------------------
                                                         Ronald M. Gross

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 1999.


                                               /s/ Charles F. Haywood
                                              ----------------------------------
                                                      Charles F. Haywood

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1999.



                                               /s/ Carl S. Sloane
                                              ----------------------------------
                                                        Carl S. Sloane

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.



                                               /s/ Robert H. Spilman
                                              ----------------------------------
                                                      Robert H. Spilman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.



                                               /s/ A. H. Zimmerman
                                              ----------------------------------
                                                       Adam H. Zimmerman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.



                                               /s/ Michael Dan
                                              ----------------------------------
                                                          Michael T. Dan

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan and Austin F. Reed, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.



                                               /s/ Robert T. Ritter
                                              ----------------------------------
                                                      Robert T. Ritter